SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2009

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction) of incorporation)	001-16625 (Commission file number)	98-0231912 (I.R.S. employer identification no.)

50 Main Street
   White Plains, New York 10606
    (Address of principal executive offices) (Zip Code)

(914) 684-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bunge Limited (“Bunge”) hereby reports that João Fernando Kfouri will retire as Managing Director, Food and Ingredients, effective June 30, 2009.  Mr. Kfouri’s intention to retire from Bunge in 2009 had been previously disclosed by Bunge in its 2009 proxy statement for its Annual General Meeting of Shareholders.  In connection with Mr. Kfouri’s retirement, Bunge and Mr. Kfouri plan to enter into a consulting agreement under which Mr. Kfouri will provide consulting services to Bunge following his retirement date through December 31, 2009 with respect to Bunge’s global food and ingredients business strategy and to facilitate the transition of the duties and responsibilities of his position to a successor.

Pursuant to Bunge’s Equity Incentive Plan and the applicable award agreements thereunder, upon retirement, Mr. Kfouri will vest in full in all outstanding unvested stock option and time-vested restricted stock unit awards granted to him, and in all performance-based restricted stock unit awards pro rata through the date of his retirement (with settlement of performance-based awards based on the satisfaction of applicable performance goals through June 30, 2009).  Mr. Kfouri’s outstanding stock options will remain exercisable for three years following his retirement.  In addition, the Compensation Committee of the Board of Directors has waived any forfeiture conditions under the Equity Incentive Plan that would have otherwise applied to Mr. Kfouri’s outstanding performance-based restricted stock units as a result of his retirement and such awards will continue to vest as if Mr. Kfouri had continued to be employed by Bunge.  Except as described above, the terms and conditions of Mr. Kfouri’s equity awards will remain unchanged.

An amendment to this Form 8-K will be filed to describe the material terms of the consulting agreement between Bunge and Mr. Kfouri following the finalization of the agreement.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains both historical and forward-looking statements.  All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended.  These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities.  We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions.  These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  These factors include, among others, industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally.  The forward-looking statements included in this report are made only as of the date of this report, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 21, 2009.

BUNGE LIMITED (Registrant)

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Assistant General Counsel